SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                    [X]
Filed by a Party other than the Registrant                                 [ ]

Check the appropriate box:


[ ]        Preliminary Proxy Statement
[ ]        Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to ss.240.14a-ll(c) or  ss.240.14a-12


                                    CSP Inc.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]        No fee required
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

           1) Title of each class of securities to which transaction applies:

              ---------------

           2) Aggregate number of securities to which transaction applies:

              ---------------

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ---------------

           4) Proposed maximum aggregate value of transaction:

              ---------------

           5) Total fee paid:

              ---------------


[ ]        Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

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           2) Form, Schedule or Registration Statement No.:

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           3) Filing Party:

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           4) Date Filed:

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                                  CSP INC.

                       (A MASSACHUSETTS CORPORATION)

                             -----------------

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------

                             DECEMBER 10, 1996

    Notice is hereby given that the Annual Meeting of Stockholders of CSP Inc. (the "Company") will be held at the offices of Foley, Hoag & Eliot LLP, Sixteenth Floor, One Post Office Square, Boston, Massachusetts on Tuesday, December 10, 1996, beginning at 10:00 a.m. local time, for the following purposes:

    A. To elect two Class I Directors, each for a three-year term, and one Class III Director, for a two-year term.

    B. To transact such further business as may properly come before the Meeting, or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on November 1, 1996 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.


                                     By Order of the Board of Directors




                                     DEAN F. HANLEY,
                                     Clerk

November 11, 1996






                             YOUR VOTE IS IMPORTANT

                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY,
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.










                                 CSP INC.

                       (A MASSACHUSETTS CORPORATION)

                             -----------------

                              PROXY STATEMENT

                             -----------------

                      ANNUAL MEETING OF STOCKHOLDERS

                             DECEMBER 10, 1996

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CSP Inc. ("CSPI" or the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on December 10, 1996 (the "Meeting") and at any adjournment thereof. A form of proxy is enclosed. Any stockholder executing such a proxy may revoke it at any time insofar as it has not been exercised. All properly executed proxies that are received by the Company before the Meeting and that are not revoked will be voted in accordance with the stockholder's direction at the Meeting. The principal executive offices of the Company are located at 40 Linnell Circle, Billerica, Massachusetts 01821. The approximate date on which this Proxy Statement and the form of proxy will be sent to stockholders is November 11, 1996.


                       ANNUAL REPORT TO STOCKHOLDERS

    The Company's Annual Report for the fiscal year ended August 30, 1996 accompanies this Proxy Statement, but is not incorporated herein and is not to be deemed a part hereof.


                           ELECTION OF DIRECTORS

    The Company, as a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has a Board of Directors divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year. There are currently two Class I Directors, whose terms will expire at the Annual Meeting to be held on December 10, 1996; two Class II Directors, who were elected to serve until the annual meeting to be held with respect to the end of the 1997 fiscal year; two Class III Directors, who were elected to serve until the Annual Meeting to be held with respect to the end of the 1998 fiscal year; and one Class III Director who was elected by the Board of Directors to fill a vacancy on the Board of Directors, who is nominated to be elected a Class III Director to serve until the Annual Meeting to be held with respect to the end of the 1998 fiscal year.

    Pursuant to the by-laws of the Company, the Board of Directors has fixed the number of Directors that will constitute the entire Board of Directors at seven, and has nominated two Class I Directors and one Class III Director for election at the Annual Meeting to be held December 10, 1996.


    Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing (a) as Class I Directors, to hold office until the annual meeting to be held with respect to the end of the 1999 fiscal year and until their respective successors are elected and qualified, the two Class I nominees identified in the table below and (b) as Class III Director, to hold office until the annual meeting to be held with respect to the end of the 1998 fiscal year and until his successor is elected and qualified, the












Class III nominee identified in the table below. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for Director, such instructions will be followed by the persons named in the proxy.

    Under the by-laws of the Company, a majority of the shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding and entitled to vote will constitute a quorum for the Meeting. If a quorum is present, the vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting and entitled to vote is required to elect Directors. If a quorum is not present at the scheduled time for the Meeting, the persons named in the proxy will vote to adjourn the Meeting until a later date when a quorum can be obtained. Pursuant to the Company's by-laws, if it is necessary to adjourn the Meeting for that purpose, no notice of the time and place of the adjourned meeting is required to be given to stockholders.

    In general, votes withheld from any nominee for election as Director, abstentions, and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because, in respect of such proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

    Each of the nominees for Director is currently a member of the Board of Directors. Although the Company expects each nominee to accept nomination and to serve if elected, if a nominee is unable to serve at the time of election, then proxies will be voted for some other person or the Board of Directors will fix the number of Directors at a lesser number.

NOMINEES

    Listed below are the nominees for Class I Director and the nominee for Class III Director with information showing the age of each, the year each was first elected a Director of the Company, and the business affiliations of each.

       NAME, AGE AND CLASS                      BUSINESS AFFILIATION
       -------------------                      --------------------

Boruch B. Frusztajer (66)  ......  Director of CSPI since 1977; since July 1984,
  Class I                            President   of  BBF  Corp.,  an  industrial
                                     management   company;  founder  in 1976 and
                                     until  July 1984  President  of BBF Inc., a
                                     manufacturer  of components,  materials and
                                     systems   for   measurement   and  control;
                                     Director of PRI Automation Inc.

Sandford D. Smith (49)  .........  Director  of  CSPI  since 1993;  President of
  Class I                            Specialty  Therapeutics  of  Genzyme Corp.,
                                     a  biopharmaceutical  company,  since April
                                     1996;   President   and   Chief   Executive
                                     Officer  of  Repligen Corporation from 1987
                                     to 1996; Director of Ariad Pharmaceuticals,
                                     Inc. and Chemex Pharmaceuticals, Inc.

Alexander R. Lupinetti (51)  ....  Director,   Chief   Executive   Officer   and
  Class III                          President  of  CSPI  since   October  1996;
                                     President  and Chief  Executive  Officer of
                                     each  of  the  TCAM  Systems  Inc.,  Shared
                                     Systems  Corporation  and SoftCom  Systems,
                                     Inc.  subsidiaries of Stratus Computer Inc.
                                     from  November  1987  to  September   1996;
                                     Northeastern   General   Manager   for  the
                                     Engineering  and  Scientific   Division  of
                                     International Business Machines,  Inc. from
                                     1984 to 1987.




                                        2





DIRECTORS

    Listed below are the continuing Directors of the Company, with information showing the age of each, the year each was first elected a Director of the Company, and the business affiliations of each. Mr. Ochlis and Dr. Ingram are Class II Directors, whose terms expire in 1997. Messrs. Fingerhood and James are Class III Directors, whose terms expire in 1998.

       NAME, AGE AND CLASS                      BUSINESS AFFILIATION
       -------------------                      --------------------

Samuel Ochlis (73)  .............  Director of CSPI since 1972;  Chairman of the
  Class II                           Board from  December  1991 to the  present;
                                     Chief  Executive  Officer from October 1991
                                     to  December  1991;   President  and  Chief
                                     Executive Officer from June 1990 to October
                                     1991; President and Chief Operating Officer
                                     from  1978 to  June  1990;  Executive  Vice
                                     President from 1974 to 1978.

John D. Ingram (60)  ............  Director  of CSPI since 1994; Research Fellow
  Class II                           at  Schlumberger  Limited  from 1991 to the
                                     present;   Vice  President-Chief  Technical
                                     Officer  of Schlumberger  Limited from 1987
                                     to  1991. Dr. Ingram serves on the External
                                     Advisory  Board  of the School of Earth and
                                     Planetary  Sciences,  California  Institute
                                     of  Technology;  the  Advisory Board of the
                                     School  of  Computer  Science  of  Carnegie
                                     Mellon   University;   and   the   External
                                     Advisory  Board-NSF-Center  for Research in
                                     Parallel      Computation      --      Rice
                                     University/CAL Tech/Oak Ridge/Los Alamos.

Stanford A. Fingerhood (70)  ....  Director  of CSPI  since  1977;  Director  of
   Class III                         Research  of National  Securities,  a stock
                                     brokerage  firm,  from  October 1996 to the
                                     present;  Senior Vice  President of Laidlaw
                                     Holdings,  Inc.,  a stock  brokerage  firm,
                                     from 1987 to October 1996;  founder in 1978
                                     and  President of York Capital  Company,  a
                                     financial consulting firm.

C. Shelton James (57)  ..........  Director of CSPI  since  1994;  President  of
  Class III                          Fundamental Management  Corporation,  which
                                     is engaged in the  management of investment
                                     partnerships,  since 1993,  Executive  Vice
                                     President   from   1990  to   1993;   Chief
                                     Executive Officer and Chairman of the Board
                                     of Elcotel,  Inc. since May 1991;  Director
                                     of NAI  Technologies,  Concurrent  Computer
                                     Corporation,   Cyberguard  Corp.  and  S.K.
                                     Technologies;     Trustee    of    Clarkson
                                     University.



    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Company's Board of Directors met ten times during the fiscal year ended August 30, 1996 ("fiscal 1996"). One incumbent Director, Dr. Ingram, attended fewer than 75% of the total number of meetings held by the Board and Committees of the Board on which he served.

    The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or other committee performing similar function. The Audit Committee consists of Messrs. Frusztajer, Fingerhood and James and is responsible for recommending the selection of the Company's independent accountants, reviewing the scope of the annual examination of the Company's




                                     3





financial statements, reviewing the report of the independent accountants, reviewing the independent accountants' recommendations to management concerning auditing, accounting and tax issues, aiding the Board in discharging its responsibility in financial reporting and related matters and reviewing the fees of the independent accountants. The Audit Committee met twice during fiscal 1996. The Compensation Committee consists of Messrs. Smith and Frusztajer and Dr. Ingram and is responsible for determining the compensation of the executive officers and management of the Company and administering the Company's stock option plans and granting stock options to employees and other persons eligible thereunder. The Compensation Committee met once and acted once by written consent during fiscal 1996.

COMPENSATION OF DIRECTORS

    Each Director, other than the Chairman of the Board, who is not an employee of the Company receives a quarterly fee of $440 to serve as a Director, a quarterly fee of $138 for each committee of the Board of which he is a member and a fee of $550, plus expenses, for each meeting of the Board which he attends. The Chairman receives a quarterly fee of $660 to serve as Chairman, a quarterly fee of $206 for each committee of the Board of which he is a member and a fee of $825, plus expenses, for each meeting of the Board which he attends. The Chairman of the Board does not currently serve on any committee of the Board, but served as a member of the Compensation Committee for part of fiscal 1996.

    Each non-employee Director also receives an annual non-discretionary grant of a non-statutory option to purchase 1,000 shares of Common Stock on the last business day of January in each year. The aggregate number of shares that may be issued pursuant to this arrangement is 20,000. These non-discretionary options have an exercise price per share equal to the fair market value of the Common Stock on the date of grant, are not exercisable until after six months following such date, have a term of three years and are fully vested after six months.

EXECUTIVE COMPENSATION

    Summary Compensation Table. The following Summary Compensation Table sets forth certain information regarding compensation paid or accrued by the Company with respect to the former Chief Executive Officer of the Company and the Company's most highly compensated officers other than the former Chief Executive Officer who served as officers in fiscal 1996 and whose annual compensation exceeded $100,000 for fiscal 1996:


                        SUMMARY COMPENSATION TABLE


                                      ANNUAL COMPENSATION   LONG TERM COMPENSATION
                                      -------------------   ----------------------
NAME AND PRINCIPAL POSITION   FISCAL                         OPTION    ALL OTHER
   (AT AUGUST 30,1996)         YEAR    SALARY      BONUS     GRANTS  COMPENSATION
---------------------------   ------  --------    -------    ------  -------------

David S. Botten............    1996   $ 80,048    $     0        0   $216,500(1)(2)
  Former President and         1995   $166,500    $     0        0   $  5,249(3)
  Chief Executive Officer      1994   $166,522    $14,319        0   $      0
James A. Waggett ..........    1996   $101,760    $18,950        0   $ 36,659(4)
  Vice President Advanced      1995   $ 95,804    $ 3,000        0   $ 32,368(5)
  Development and              1994   $ 96,473    $ 4,128        0   $ 29,323(6)
  Assistant Clerk
Michael M. Stern ..........    1996   $120,020    $     0        0   $ 36,065(7)
  Vice President of Operations 1995   $112,998    $     0    2,000   $ 31,937(8)
  and Treasurer                1994   $111,016    $ 9,632        0   $ 28,797(9)
Gary W. Levine ............    1996   $111,173    $     0        0   $  3,042(10)
  Vice President of Finance,   1995   $ 85,685    $     0        0   $  2,862(10)
  Acting Chief Operating       1994   $ 85,802    $ 7,810        0   $  3,288(10)
  Officer and Chief
  Financial Officer


---------
 (1) This amount is comprised of $166,500 in severance pay and $50,000 paid to Mr. Botten for the cancellation of all of the vested Incentive Stock Options he held upon the termination of his employment with the Company in February 1996. Mr. Botten held vested Incentive Stock Options to acquire up to 50,000 shares of the Common Stock at an exercise price per share of $7.00.




                                       4






 (2) Mr. Botten had an employment contract with the Company that entitled him to severance compensation equal to one year's pay at his then current rate of compensation. The Company paid Mr. Botten a lump sum of $166,500 in satisfaction of such severance compensation obligation.


 (3) This amount is comprised of a $5,249 contribution by the Company to Mr. Botten's 401(k) plan.

 (4) This amount is comprised of a $3,336 contribution by the Company to Mr. Waggett's 401(k) plan and the accrual of $33,323 under the Company's supplemental retirement income plan.

 (5) This amount is comprised of a $3,179 contribution by the Company to Mr. Waggett's 401(k) plan and the accrual of $29,189 under the Company's supplemental retirement income plan.


 (6) This amount is comprised of a $3,822 contribution by the Company to Mr. Waggett's 401(k) plan and the accrual of $25,501 under the Company's supplemental retirement income plan.


 (7) This amount is comprised of a $3,908 contribution by the Company to Mr. Stern's 401(k) plan and the accrual of $32,157 under the Company's supplemental retirement income plan.

 (8) This amount is comprised of a $3,770 contribution by the Company to Mr. Stern's 401(k) plan and the accrual of $28,167 under the Company's supplemental retirement income plan.

 (9) This amount is comprised of a $4,179 contribution by the Company to Mr. Stern's 401(k) plan and the accrual of $24,618 under the Company's supplemental retirement income plan.

(10) This amount represents a contribution by the Company to Mr. Levine's 401(k) plan.



    Fiscal Year-End Option Table. The following Fiscal Year-End Option Table sets forth certain information regarding stock options held as of August 30, 1996 by the executive officers named in the Summary Compensation Table:


                       FISCAL YEAR-END OPTION VALUES

                                                           VALUE OF UNEXERCISED
                            NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                          OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(1)
                         ---------------------------   ---------------------------
         NAME            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -----------   -------------   -----------   -------------
David S. Botten  .....          0              0           n/a            n/a
James A. Waggett  ....     11,825          1,475         $25,539          $704
Michael M. Stern  ....     14,000          2,000         $25,563          $633
Gary W. Levine  ......     14,000          2,000         $28,335          $704


---------
(1) Value is based on the last sales price of Common Stock ($8.125) on Thursday, August 29, 1996, the last day prior to the end of the fiscal 1996 for which a trade in the Common Stock was reported by the Nasdaq National Market, less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.


COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board is composed of three Directors, Messrs. Smith and Frusztajer and Dr. Ingram. The Compensation Committee also administers the Company's stock option plan. This Committee is charged with the responsibility of reviewing and approving executive officers' compensation and approving all discretionary grants of stock options under the Company's stock option plan. The following describes the compensation programs in effect during fiscal 1996.




                                     5





COMPENSATION POLICY

    The Company's compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based both on the performance of the Company and on individual goals established for each of the executives for the fiscal year. The Company also has longer term incentives based on stock options. All three components of compensation are reviewed annually by the commmittee to ensure salaries remain competitive, bonuses reward performance and stock options provide continued incentives.

    Salaries for the executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in the industry. Salaries are reviewed and established annually. Various industry salary surveys are reviewed and provided to the Committee to review in establishing the new compensation. Each executive has a performance review prepared by the Chief Executive Officer. During this review the officer's performance over the prior year is assessed and goals are established for the next year. This information is communicated to the Compensation Committee and, based on this review and salary surveys, the annual salary for the executive is established for next year.

    Executive officers and key management employees participate in the bonus plan. Payments under the plan are contingent on the Company meeting its sales and operating profit objectives for the fiscal year. Based on the extent to which the Company achieves those objectives, each participant receives up to 50% of the maximum bonus. If, in addition, the officer or employee achieves his individual goals established by the Company, the balance of the bonus will be paid. The Committee reviews both the individual and Company goals annually. In fiscal 1996 James A. Waggett, Vice President of Advanced Development, was the only executive paid a bonus by the Company. Mr. Waggett received a bonus of $18,950 based on the attainment of his sales and profit objectives. Approximately 3.8% of the Company's compensation to executives in fiscal 1996 was in the form of bonuses.

    The Company periodically grants stock options to some or all of its executives and key employees as a means of creating a long-term incentive and benefit. Such stock options are generally granted at the fair market value of shares of Common Stock on the date of grant. Thus, no benefit will accrue to the executive or key employee from the stock option grant until the Common Stock appreciates. This creates a long-term goal for appreciation of the Common Stock which coincides with the interests of the stockholders. No stock options were granted to employees in fiscal 1996.

CHIEF EXECUTIVE OFFICER COMPENSATION

    David S. Botten joined the Company in October 1991 and served as the Chief Executive Officer of the Company for approximately four years until his resignation in February 1996. Mr. Botten's salary was increased from $160,000 in fiscal 1993 to $166,500 in fiscal 1994 and was not increased in fiscal 1995 or 1996. Mr. Botten was granted 50,000 stock options as part of his original employment contract, which were cancelled in exchange for a payment of $50,000 upon his resignation, but did not receive additional grants of stock options. The options were granted at an exercise price per share of $7.00, which was the then current market value of the Company's Common Stock. Mr. Botten also participated in the executive bonus plan under which he received bonuses of $40,000 and $14,319 in fiscal 1993 and fiscal 1994, respectively. Mr. Botten did not receive a bonus under such plan in fiscal 1995 or fiscal 1996. Mr. Waggett was the only executive to receive a bonus under such plan in fiscal 1995 or 1996 due principally to the failure of the Company to reach financial objectives set by the Board in fiscal 1995 and 1996.



                                     COMPENSATION COMMITTEE


                                     Sandford D. Smith
                                     Boruch B. Frusztajer
                                     John D. Ingram




                                     6





COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Sandford D. Smith, Samuel Ochlis, Boruch B. Frusztajer and John D. Ingram served on the Compensation Committee during fiscal 1996. Other than Mr. Ochlis, who served on the Compensation Committee for part of fiscal 1996, persons serving on the Compensation Committee had no relationships with the Company other than their relationship to the Company as Directors entitled to the receipt of standard compensation as Directors and members of certain committees of the Board and their relationship to the Company as stockholders. Mr. Ochlis serves as Chairman of the Board and is therefore entitled to receipt of compensation as Chairman and for his service on the Compensation Committee of the Board in accordance with the Company's policy relating to service by the Chairman on a committee of the Board. No person serving on the Compensation Committee or on the Board of Directors is an executive officer of another entity for which an executive officer of the Company serves on the board of directors or on that entity's compensation committee.

PERFORMANCE GRAPH

    The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index (the Nasdaq Stock Market Index) and a published industry index (the Nasdaq Computer Manufacturers' Index) for each of the most recent five fiscal years. The cumulative stockholder return for shares of Common Stock and each of the indices is calculated assuming that $100 was invested on August 31, 1991. The Company paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.



                 COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

                                                       Cumulative Total Return
                                      ---------------------------------------------------------
                                      8/31/91   8/28/92   8/27/93   8/26/94   8/25/95   8/30/96

CSP INC                        CSPI       100       123       142       137       135       115

NASDAQ STOCK MARKET-US         INAS       100       109       141       148       200       230

NASDAQ COMPUTER MANUFACTURER   INAC       100        98       114       120       208       248




                                     7





401(K) PLAN

     The  Company has a defined  contribution  profit-sharing  plan  pursuant to
Section 401(k) of the Internal Revenue Code for the benefit of its employees, including officers. The Board of Directors of the Company determines from year to year whether and to what extent the Company will contribute to the 40l(k) plan by making matching contributions to the plan or by making profit-sharing contributions to the plan, allocated in proportion to each eligible employee's compensation, as a percentage of the compensation of all eligible employees. During fiscal year 1996, the matching contribution by the Company was set at 50% of contributions by eligible employees up to a maximum of 6% of salary.

SUPPLEMENTAL RETIREMENT INCOME PLAN


    In addition to the foregoing, the Company has a nonqualified supplemental retirement income plan pursuant to which the Company provides additional retirement benefits to 12 present or former employees, all of whom are or were highly compensated or supervisory employees long employed by the Company, including three of the Company's current executive officers and the Chairman of the Board. Under the plan, the Company will pay to each participant, generally over a 10 or 15 year period commencing upon termination of employment with the Company for any reason after a specified normal retirement date, a series of monthly payments based on, among other things, a factor based on such participant's salary as of January 1, 1985 and years of service with the Company (the "Normal Retirement Benefit"). In the event of termination of employment prior to the normal retirement date, the Company will pay, in a series of monthly payments, the actuarial equivalent of the Normal Retirement Benefit (based on the participant's age at the time of termination of employment) to a participant (i) whose employment with the Company is terminated after a specified early retirement date as defined in the plan, (ii) whose employment is otherwise terminated with the consent of the committee that administers the plan, or (iii) in the sole discretion of the committee, whose employment is terminated prior to the normal retirement date by reason of disability. Reduced benefits are paid to any participant whose employment with the Company is terminated for any reason other than retirement, disability or death. The annual benefits payable under the plan upon retirement at the normal retirement date of Messrs. Waggett and Stern are $51,142, and $57,155, respectively.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS


    The Company has an agreement with Samuel Ochlis dated January 5, 1987, as amended in November 1988 and August 1995 that provides for, among other things, the payment of deferred compensation to Mr. Ochlis or, if he is not living, to a trust for the benefit of his children, upon the termination of Mr. Ochlis' employment with the Company by reason of retirement, disability or death. Mr. Ochlis' term as an employee of the Company ended on August 30, 1995. Under the agreement, as amended, Mr. Ochlis or his children's trust, as the case may be, will receive for a period of up to ten years yearly payments in an amount equal to $84,036, less the amount payable to him or his designated beneficiary in each of such years under the Company's retirement plans other than its 401(k) plan. The Company will be relieved of its obligation to pay deferred compensation if at any time prior to the expiration of the payout period Mr. Ochlis accepts employment with, or renders any assistance for compensation to, any competitor of the Company without the prior written consent of the Company.


    In connection with his employment agreement, in September 1989, the Company established a so-called "rabbi" trust for the benefit of Mr. Ochlis. Subject to claims of the Company's general creditors in the event of the Company's insolvency or bankruptcy, the trust assets are to be held for the exclusive purpose of providing deferred compensation to Mr. Ochlis in accordance with the terms of his employment agreement. The trust agreement provides that Mr. Ochlis shall have no preferred claims on, or any beneficial interest in, any of the trust assets until such time as the assets are paid to him. Under current federal income tax law, Mr. Ochlis will not be taxed until he actually receives payment from the trust. Instead, the Company is taxable on the trust income and is not allowed a tax deduction for contributions to the trust or offsetting deductions for trust income until Mr. Ochlis is actually paid. The trust, which is irrevocable, was initially funded with a payment of $500,000.




                                     8




    The Company has an employment agreement with Alexander Lupinetti dated September 12, 1996 (the "Employment Agreement"), pursuant to which Mr. Lupinetti became Director, Chief Executive Officer and President of the Company effective October 1, 1996. Under the terms of the agreement Mr. Lupinetti's initial base salary is $200,000 per year with eligibility for bonus compensation of $40,000 based on the achievement of certain goals or an executive bonus of up to 50% of his salary based on the attainment of certain financial objectives. In addition, the Company granted Mr. Lupinetti options to acquire up to 60,000 shares of Common Stock under the Company's 1991 Incentive Stock Option Plan at an exercise price of $7.63 per share, the fair market value of the Common Stock on the date of grant. Such options vest under normal circumstances at a rate of 25% a year commencing after one year of service. However, if the Company is acquired by way of sale of substantially all of its assets or by merger, such options will fully vest at the time of such acquisition. The Company also has provided Mr. Lupinetti with an automobile. Finally, in the event Mr. Lupinetti's employment is terminated by the Company other than for cause (as defined) Mr. Lupinetti is entitled to 12 months of severance pay at his then effective annual salary per month.


               VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The Company's only issued and outstanding class of voting securities is its Common Stock. Holders of the Common Stock are entitled to one vote per share of such stock held by them of record at the close of business on November 1, 1996 upon each matter which may come before the Meeting. At the close of business on November 1, 1996, there were 2,671,231 shares of Common Stock issued and outstanding.

PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information as of November 1, 1996 regarding each person known by the Company to own beneficially more than 5% of the Company's Common Stock, each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table and all Directors and executive officers of the Company as a group.

                                                     SHARES
                                                  BENEFICIALLY         PERCENT
                    NAME                            OWNED(1)         OF CLASS(2)
                    ----                          ------------       -----------

Heartland Value Fund  ......................        510,100(3)          19.1%
  790 N. Milwaukee Street
  Milwaukee, WI 53202
Fundamental Management Corporation  ........        262,000(4)           9.8%
  4000 Hollywood Blvd., Suite 610 N.
  Hollywood, FL 33021
Quest Advisory Corp.  ......................        255,205(5)           9.6%
  Quest Advisory Co.
  1414 Avenue of the Americas
  New York, NY 10019
Dimensional Fund Advisors Inc.  ............        199,000(6)           7.4%
  1299 Ocean Avenue
  Santa Monica, CA 90401
David L. Babson & Co., Inc. ...............         159,400(7)           6.0%
  One Memorial Drive
  Cambridge, MA 02142
C. Shelton James  ..........................        264,000(8)           9.9%
  c/o Fundamental Management Corporation
  4000 Hollywood Blvd., Suite 610 N.
  Hollywood, FL 33021
Alexander R. Lupinetti(*)  .................                0            **
Samuel Ochlis  .............................         54,627(9)           2.0%
Boruch B. Frusztajer(*)  ...................        16,500(10)           **
Stanford A. Fingerhood  ....................         3,000(11)           **
John D. Ingram  ............................         2,000(11)           **






                                        9





                                                     SHARES
                                                  BENEFICIALLY         PERCENT
                    NAME                            OWNED(1)         OF CLASS(2)
                    ----                          ------------       -----------

Sandford D. Smith(*)  ......................         3,000(11)           **
James A. Waggett  ..........................        29,825(12)           1.1%
Michael M. Stern  ..........................       102,500(13)           3.8%
Gary W. Levine  ............................        14,200(14)            **
All Directors and executive officers as a
 group (11 persons)  .......................       556,627(15)          20.4%



---------
   * Nominee for Director.

  ** Owns less than one percent.

 (1) Except as otherwise noted, all persons and entities have sole voting and investment power over their shares. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days of the date of this table.

 (2) Computed pursuant to Rule 13d-3 under the Exchange Act.

 (3) Heartland Advisors, Inc. ("Heartland") has furnished the Company with a report on Schedule 13G dated February 9, 1996, in which it is stated that Heartland is a registered investment advisor, that Heartland has sole dispositive power with respect to 510,100 shares of the Company's Common Stock, and that Heartland has sole voting power with respect to 440,200 of such shares.


 (4) Based on information provided to the Company by Mr. James and on a report on Schedule 13D and two amendments thereto dated, respectively, April 18, 1994, April 26, 1994 and July 7, 1994, Fundamental Management Corporation ("FMC") solely controls the voting and investment of securities owned of record by several limited partnerships of which FMC is the sole managing general partner. C. Shelton James, a Director and nominee for Director of the Company, is President of Fundamental Management Corporation. See footnote 8.


 (5) Quest Advisory Corp. ("Quest"), Quest Management Company ("QMC") and Charles M. Royce have furnished the Company with a joint report on Schedule 13G dated February 8, 1994, in which it is stated that both Quest and QMC are registered investment advisors, that Quest has sole voting and investment power with respect to 220,805 of these shares, and that QMC has sole voting and investment power with respect to 34,400 of these shares. The report also states that Mr. Charles M. Royce may be deemed to be a controlling person of Quest and QMC, and as such may be deemed to own beneficially all of the shares covered by the report. Mr. Royce disclaims beneficial ownership of all such shares.

 (6) Dimensional Fund Advisors Inc. ("Dimensional"), DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust") have furnished the Company with a joint report on Schedule 13G dated February 7, 1996, in which Dimensional has advised the Company that it is a registered investment advisor and that Dimensional has sole dispositive power with respect to 199,000 shares of the Company's Common Stock and sole voting power with respect to 124,000 of those shares, and that persons who are officers of Dimensional are also officers of the Fund and the Trust (each an open-end investment company registered under The Investment Company Act of 1940) and in their capacities as officers of the Fund and the Trust, these persons exercise the voting power with respect to 15,700 and 59,300 shares of the Company's Common Stock, respectively.

(7) David L. Babson & Co., Inc. ("Babson") has furnished the Company with a report on Schedule 13G dated February 12, 1996, in which Babson states that it is a registered investment advisor, that Babson has sole dispositive power with respect to 159,400 shares of the Company's Common Stock, that Babson has sole voting power with respect to 106,700 of such shares and that Babson has shared voting power with respect to 52,700 of such shares.


 (8) Includes   262,000  shares   directly   owned  by  Fundamental   Management
     Corporation, as described in footnote 4. Mr. James is President of Fundamental Management Corporation. Also includes 2,000 shares obtainable upon exercise of stock options.

 (9) Includes 1,000 shares obtainable upon exercise of stock options.

(10) Includes 3,000 shares obtainable upon exercise of stock options.





                                       10






(11) These shares are obtainable upon exercise of stock options.

(12) Includes 8,000 shares owned by Mr. Waggett's wife and 11,825 shares obtainable upon exercise of stock options.

(13) Includes 7,000 shares owned by Mr. Stern's wife and 2,500 shares owned by Mr. Stern's son. Mr. Stern disclaims beneficial ownership of these shares. Also includes 14,000 shares obtainable upon exercise of stock options.

(14) Includes 14,000 shares obtainable upon exercise of stock options.

(15) Includes 117,338 shares obtainable upon exercise of stock options.



COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1996 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 1996, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% shareholders were fulfilled in a timely manner.

                      INFORMATION CONCERNING AUDITORS

    The Board of Directors selected the firm KPMG Peat Marwick LLP ("Peat Marwick") to audit the Company's financial statements for the past fiscal year. The Company's Board of Directors has not yet selected the Company's independent public accountant for the current fiscal year. A representative of Peat Marwick is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                               SOLICITATION

    No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by Directors, officers and certain employees of the Company, or by American Stock Transfer & Trust Company, the Company's transfer agent. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

       DATE WHEN STOCKHOLDER PROPOSALS ARE REQUIRED TO BE FURNISHED
                TO THE COMPANY FOR THE NEXT ANNUAL MEETING


    In order to be eligible for inclusion in the Company's proxy materials, stockholder proposals to be submitted for vote at the 1997 annual meeting of stockholders or special meeting in lieu thereof must comply with SEC regulations and must be delivered to the Company on or before Friday, July 11, 1997.

    In addition, Articles II and III of the Company's by-laws set forth certain procedural requirements, including a notice requirement, that apply to stockholders wishing to nominate a Director or propose an item of business for consideration at the scheduled annual meeting or special meeting in lieu thereof.


                               MISCELLANEOUS

    The Board does not intend to present to the Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Meeting. If any other business should come before the Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.




                                    11



PROXY                             CSP INC.                                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of CSP Inc. hereby appoints Alexander Lupinetti and Samuel Ochlis, and each or either of them, proxies (with power of substitution to each and to each substitute appointed pursuant to such power) of the undersigned to vote all shares of stock of the Corporation held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, December 10, 1996, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below and on the reverse side hereon upon the matters set forth herein and more fully described in the Notice and Proxy Statement for said Meeting and in their discretion upon all other matters which may properly come before said Meeting. The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.

    IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED ON THE REVERSE SIDE HEREOF BY THE STOCKHOLDER WITH RESPECT TO THE MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED UPON SUCH MATTER IN ACCORDANCE WITH THE SPECIFICATION SO MADE. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


A [X] Please mark your
      votes as in this
      example.



       FOR ALL            WITHHOLD
       nominees           AUTHORITY
   except as marked       for all
to the contrary below     nominees

1. Election of
   directors:     [ ]     [ ]  Nominees: A. Lupinetti       Check here if you
                                         B. Frusztajer      plan to attend the
                                         S. Smith           Annual Meeting. [ ]

(INSTRUCTIONS: To withhold authority to
vote  for  any  individual  nominee(s),
print such nominee's(s') name(s) in the
space provided below. To vote for or to
withhold  authority  for all  nominees,
see above.)

---------------------------------------






SIGNATURE                          DATE      1996                  DATE     1996
         --------------------------    ------     -----------------    -----
                                                   IF HELD JOINTLY

NOTE: Please date, sign exactly as name appears hereon and return promptly. If the shares are registered in the names of two or more persons, both should sign. Executors, administrators, trustees, guardians, custodians, attorneys and corporate officers should add their titles.